                           NINTH AMENDMENT AND WAIVER


          NINTH AMENDMENT AND WAIVER (this "Amendment"), dated as of June 4, 1997, among EARLE M. JORGENSEN HOLDING COMPANY, INC., a Delaware corporation ("Holding"), EARLE M. JORGENSEN COMPANY, a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders") and BT COMMERCIAL CORPORATION and THE CHASE MANHATTAN BANK, as successor in interest to Chemical Bank, as Agents. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :


          WHEREAS, Holding, the Borrower, the Agents and the Lenders are parties to a Credit Agreement, dated as of March 3, 1993, as amended, modified and supplemented to the date hereof (as so amended, modified and supplemented, the "Credit Agreement"); and

          WHEREAS, the parties to the Credit Agreement wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

          1. Section 8.9 is waived to the extent necessary to permit the Borrower's Consolidated Net Worth for the date March 31, 1997 to be less than $75,000,000.

          2. Section 8.10 is waived to the extent necessary to permit the Borrower's Working Capital for the fiscal quarter ending on March 31, 1997 to be less than $75,000,000.

          3. Section 8.11 is waived to the extent necessary to permit the Borrower's Fixed Charge Coverage Ratio for the fiscal year ending on March 31, 1997 to be less than 1.10 to 1.

          4.   The definition of "Consolidated Net Worth" appearing in Section
1.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (x) thereof and (ii) inserting the following new clause (z) before the period appearing at the end of clause (y) thereof:

          "; and (z) without giving effect to any reduction thereto as a result of any restructuring charges and other non-recurring charges incurred by the Borrower in its 1997 fiscal year in an aggregate amount not to exceed $20,088,000".

          5. The definition of "Current Assets" appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the words "other than" appearing in the parenthetical therein and (ii) inserting the word "including" in lieu thereof.

          6. Section 8.10 of the Credit Agreement is amended by (i) deleting the amount "$75,000,000" appearing therein and (ii) inserting the new amount "$60,000,000" in lieu thereof.

          7. Section 8.11 of the Credit Agreement is hereby deleted in its entirety and the following new Section 8.11 is inserted in lieu thereof:

                    "8.11 FIXED CHARGE COVERAGE RATIO. The Borrower will not permit the Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters (or, if shorter, the period beginning on April 1, 1997 and ending on the last day of each fiscal quarter of the Borrower specified below), in each case taken as one accounting period, ended on a date set forth below to be less than the ratio set forth opposite such date:


               Fiscal Quarter
                   Ended                                 Ratio
               --------------                            -----
               June 27, 1997                           1.10 to 1
               September 26, 1997                      1.15 to 1
               December 30, 1997                       1.20 to 1
               March 31, 1998 and each
               quarter thereafter                      1.20 to 1".

          8. Section 8.1 of the Credit Agreement is hereby amended by deleting the amount "$30,000,000" appearing in clause (d) thereof and inserting the amount "$50,000,000" in lieu thereof.

          9. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holding and the Payments Administrator.

          11. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          12. This Amendment shall become effective on the date (the "Ninth Amendment Effective Date") when Holding, the Borrower, the Agents, the Issuing Bank and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to the Payments Administrator at the Payment Office.

          13. From and after the Ninth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

                                 *      *      *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                              EARLE M. JORGENSEN HOLDING
                                 COMPANY, INC.


                              By
                                ---------------------------------
                                Name:
                                Title:


                              EARLE M. JORGENSEN COMPANY


                              By
                                ---------------------------------
                                Name:
                                Title:


                              AGENTS:


                              BT COMMERCIAL CORPORATION,
                                 as Agent


                              By
                                ---------------------------------
                                Name:
                                Title:


                              THE CHASE MANHATTAN BANK, N.A.,
                                 as Agent


                              By
                                ---------------------------------
                                Name:
                                Title:

                              ISSUING BANK:


                              BANKERS TRUST COMPANY


                              By
                                ---------------------------------
                                Name:
                                Title:


                              LENDERS:


                              BT COMMERCIAL CORPORATION


                              By
                                ---------------------------------
                                Name:
                                Title:


                              THE CHASE MANHATTAN BANK, N.A.


                              By
                                ---------------------------------
                                Name:
                                Title:


                              THE BANK OF NEW YORK
                                 COMMERCIAL CORPORATION


                              By
                                ---------------------------------
                                Name:
                                Title:


                              BANK OF SCOTLAND


                              By
                                ---------------------------------
                                Name:
                                Title:

                              THE CIT GROUP/BUSINESS CREDIT INC.


                              By
                                ---------------------------------
                                Name:
                                Title:


                              CONGRESS FINANCIAL CORPORATION


                              By
                                ---------------------------------
                                Name:
                                Title:


                              BANKBOSTON, N.A.


                              By
                                ---------------------------------
                                Name:
                                Title:


                              FLEET BANK, N.A.


                              By
                                ---------------------------------
                                Name:
                                Title:


                              MELLON BANK, N.A.


                              By
                                ---------------------------------
                                Name:
                                Title:


                              SUMMIT COMMERCIAL/GIBRALTAR CORP.


                              By
                                ---------------------------------
                                Name:
                                Title:

                              WELLS FARGO BANK, N.A.


                              By
                                ---------------------------------
                                Name:
                                Title: